SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)     September 22, 2004

GE Capital Credit Card Master Note Trust
RFS Holding, L.L.C

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-107495, 333-107495-02	57-1173164 (RFS Holding, L.L.C.) 20-0268039 (GE Capital Credit Card Card Master Note Trust)
(Commission File Number)	(I.R.S. Employer Identification No.)

1600 Summer Street, Stamford, Connecticut	06927
(Address of Principal Executive Offices)	(Zip Code.)

203-585-6669

(Registrant’s Telephone Number, Including Area Code)

No Change

(Former Name or Former Address, if Changed Since Last Report)

Item 8.01. Other Events.

Issuance of Series 2004-2 Notes

Reference is made to the registration statement (the “Registration Statement”) on Form S-3 filed with the Securities and Exchange Commission by GE Capital Credit Card Master Note Trust (the “Issuer”), RFS Holding, L.L.C. and RFS Funding Trust, which became effective on May 21, 2004 and was assigned commission file numbers 333-107495, 333-107495-01 and 333-107495-02.  On September 22, 2004, the Issuer issued $790,000,000 Class A Series 2004-2 Floating Rate Asset Backed Notes, $110,000,000 Class B Series 2004-2 Floating Rate Asset Backed Notes and $52,500,000 Class C Series 2004-2 Floating Rate Asset Backed Notes (collectively, the “Notes”) described in a Prospectus Supplement dated September 8, 2004 to a Prospectus dated September 2, 2004.

Use of Proceeds – Series 2004-2

The public offering of the Notes was made under the Registration Statement.

 The public offering terminated on September 22, 2004 upon the sale of all of the Notes. The underwriters of the Class A Notes were J.P. Morgan Securities Inc., Lehman Brothers Inc., ABN AMRO Incorporated, Banc of America Securities LLC and Credit Suisse First Boston LLC. The underwriters of the Class B Notes were J.P. Morgan Securities Inc. and Lehman Brothers Inc.. The underwriters of the Class C Notes were J.P. Morgan Securities Inc. and Lehman Brothers Inc.

 During the period from the effective date of the Registration Statement, through the current reporting period, the amount of expenses incurred in connection with the issuance and distribution of the publicly offered and sold Notes with respect to underwriting commissions and discounts was $1,382,500, $247,500 and $157,500 for the Class A Notes, Class B Notes and Class C Notes, respectively. After deducting the underwriting discounts described in the preceding sentence, the net offering proceeds to the Issuer before expenses for the Class A Notes, Class B Notes and Class C Notes, respectively, are $788,617,500, $109,752,500 and $52,342,500, respectively. Other expenses, including legal fees and other costs and expenses, are reasonably estimated to be $1,000,000 and net proceeds to the Issuer, after deduction of expenses, are reasonably estimated to be $949,712,500. With respect to the payment of these other expenses and costs, all direct or indirect payments were made to persons other than persons who are (a) directors or officers of the Issuer, or (b) owners of 10 percent or more of any class of securities of the Issuer.

The net proceeds to RFS Holding, L.L.C., after deducting the underwriting commissions and discounts, and expenses above, were used to purchase credit card receivables from Monogram Credit Card Bank of Georgia (“Monogram”), an affiliate of RFS Holding, L.L.C., and to repay intercompany indebtedness owed by RFS Holding, L.L.C. to RFS Holding, Inc., another affiliate, which indebtedness was incurred primarily to finance prior purchases of credit card receivables from Monogram. Except as provided in the previous sentence, none of the proceeds were used for payments to (a) any directors or officers of the Issuer or (b) owners of 10 percent or more of any class of securities of the Issuer.

Item 9.01. Financial Statements and Exhibits.

(a)  Not applicable
(b)  Not applicable
(c)  Exhibits.

Exhibit No.	Document Description

Exhibit 1.1

Underwriting Agreement, dated as of September 8, 2004, among RFS Holding, L.L.C., RFS Holding Inc. and Lehman Brothers Inc. and J.P. Morgan Securities Inc., as representatives of the several underwriters

Exhibit 4.1

Series 2004-2 Indenture Supplement, dated as of September 22, 2004, between GE Capital Credit Card Master Note Trust and Deutsche Bank Trust Company Americas, as indenture trustee, including forms of Series 2004-2 Floating Rate Asset Backed Notes

Exhibit 4.2	ISDA Master Agreement (Class A), dated September 22, 2004, between Swiss Re Financial Products Corporation and GE Capital Credit Card Master Note Trust

Exhibit 4.3	ISDA Master Agreement (Class B), dated September 22, 2004, between Swiss Re Financial Products Corporation and GE Capital Credit Card Master Note Trust

Exhibit 4.4	ISDA Master Agreement (Class C), dated September 22, 2004, between Swiss Re Financial Products Corporation and GE Capital Credit Card Master Note Trust

Exhibit 4.5	Schedule (Class A) to ISDA Master Agreement, dated September 22, 2004, between Swiss Re Financial Products Corporation and GE Capital Credit Card Master Note Trust

Exhibit 4.6	Schedule (Class B) to ISDA Master Agreement, dated September 22, 2004, between Swiss Re Financial Products Corporation and GE Capital Credit Card Master Note Trust

Exhibit 4.7	Schedule (Class B) to ISDA Master Agreement, dated September 22, 2004, between Swiss Re Financial Products Corporation and GE Capital Credit Card Master Note Trust

Exhibit 4.8	Confirmation (Class A) to ISDA Master Agreement, dated September 22, 2004, between Swiss Re Financial Products Corporation and GE Capital Credit Card Master Note Trust

Exhibit 4.9	Confirmation (Class B) to ISDA Master Agreement, dated September 22, 2004, between Swiss Re Financial Products Corporation and GE Capital Credit Card Master Note Trust

Exhibit 4.10	Confirmation (Class C) to ISDA Master Agreement, dated September 22, 2004, between Swiss Re Financial Products Corporation and GE Capital Credit Card Master Note Trust

Exhibit 4.11	Swiss Reinsurance Company Guarantee dated September 22, 2004 with respect to the Class A Swap

Exhibit 4.12	Swiss Reinsurance Company Guarantee dated September 22, 2004 with respect to the Class B Swap

Exhibit 4.13	Swiss Reinsurance Company Guarantee dated September 22, 2004 with respect to the Class C Swap

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RFS Holding, L.L.C., as
Co-Registrant, and as depositor on behalf of
GE CAPITAL CREDIT CARD MASTER NOTE TRUST, as Co-Registrant

Dated: September 27, 2004	By:	/s/ Melissa Hodes
Name: Melissa Hodes
Title: Vice President

INDEX TO EXHIBITS

Exhibit No.	Document Description

Exhibit 1.1

Underwriting Agreement, dated as of September 8, 2004, among RFS Holding, L.L.C., RFS Holding Inc. and Lehman Brothers Inc. and J.P. Morgan Securities Inc., as representatives of the several underwriters

Exhibit 4.1

Series 2004-2 Indenture Supplement, dated as of September 22, 2004, between GE Capital Credit Card Master Note Trust and Deutsche Bank Trust Company Americas, as indenture trustee, including forms of Series 2004-2 Floating Rate Asset Backed Notes

Exhibit 4.2	ISDA Master Agreement (Class A), dated September 22, 2004, between Swiss Re Financial Products Corporation and GE Capital Credit Card Master Note Trust

Exhibit 4.3	ISDA Master Agreement (Class B), dated September 22, 2004, between Swiss Re Financial Products Corporation and GE Capital Credit Card Master Note Trust

Exhibit 4.4	ISDA Master Agreement (Class C), dated September 22, 2004, between Swiss Re Financial Products Corporation and GE Capital Credit Card Master Note Trust

Exhibit 4.5	Schedule (Class A) to ISDA Master Agreement, dated September 22, 2004, between Swiss Re Financial Products Corporation and GE Capital Credit Card Master Note Trust

Exhibit 4.6	Schedule (Class B) to ISDA Master Agreement, dated September 22, 2004, between Swiss Re Financial Products Corporation and GE Capital Credit Card Master Note Trust

Exhibit 4.7	Schedule (Class B) to ISDA Master Agreement, dated September 22, 2004, between Swiss Re Financial Products Corporation and GE Capital Credit Card Master Note Trust

Exhibit 4.8	Confirmation (Class A) to ISDA Master Agreement, dated September 22, 2004, between Swiss Re Financial Products Corporation and GE Capital Credit Card Master Note Trust

Exhibit 4.9	Confirmation (Class B) to ISDA Master Agreement, dated September 22, 2004, between Swiss Re Financial Products Corporation and GE Capital Credit Card Master Note Trust

Exhibit 4.10	Confirmation (Class C) to ISDA Master Agreement, dated September 22, 2004, between Swiss Re Financial Products Corporation and GE Capital Credit Card Master Note Trust

Exhibit 4.11	Swiss Reinsurance Company Guarantee dated September 22, 2004 with respect to the Class A Swap

Exhibit 4.12	Swiss Reinsurance Company Guarantee dated September 22, 2004 with respect to the Class B Swap

Exhibit 4.13	Swiss Reinsurance Company Guarantee dated September 22, 2004 with respect to the Class C Swap